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                                  EXHIBIT 21.1




SUBSIDIARY                                              STATE OF INCORPORATION

Northgate Hospital, Inc.                                       Arkansas
d/b/a Northgate Hospital
d/b/a Sabine Medical Center

Neuro Treatment, Inc.                                          Delaware
d/b/a RiverNorth Hospital

National Healthcare of Mt. Vernon, Inc.                        Delaware
d/b/a Crossroads Community Hospital

National Healthcare of Newport, Inc.                           Delaware
d/b/a National Healthcare of Jackson County, Inc.
d/b/a Harris Hospital

National Healthcare of Sabine, Inc.                            Delaware
d/b/a Sabine Medical Center
d/b/a Sabine Medical Center Rural Health Clinic

National Healthcare of Holmes County, Inc.                     Florida
d/b/a Doctors Memorial Hospital

Health Care of Berrien County, Inc.                            Georgia
d/b/a Berrien County Hospital
d/b/a Georgia Home Health Services

National Healthcare of Pocahontas, Inc.                        Arkansas
d/b/a Randolph County Medical Center

National Healthcare of Decatur, Inc.                           Delaware
d/b/a Parkway Medical Center Hospital

National Healthcare of Hartselle, Inc.                         Delaware
d/b/a Hartselle Medical Center

National Healthcare of Cullman, Inc.                           Delaware
d/b/a Woodland Community Hospital

National Healthcare of Cleveland, Inc.                         Delaware
d/b/a Cleveland Community Hospital

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NHCI of Hillsboro, Inc.                                        Texas
d/b/a Hill Regional Hospital

Scenic Mountain Medical Center, Inc.                           Texas
d/b/a Scenic Mountain Medical Center

The L. V. Stabler Memorial Hospital of Greenville, Inc.        Alabama
d/b/a  L. V. Stabler Memorial Hospital

Hospital Corporation of White County                           Tennessee
d/b/a White County Community Hospital

Berrien Nursing Center, Inc.                                   Georgia
d/b/a Berrien Nursing Center

National Healthcare of Leesville, Inc.                         Delaware
d/b/a Byrd Regional Hospital